Exhibit 10.16


                          GUARANTY AND PLEDGE AGREEMENT

         GUARANTY AND PLEDGE AGREEMENT (this "Agreement"), dated as of December 30, 2004, among Systems Evolution Inc., an Idaho corporation (the "Company"), the pledgors signatory hereto (collectively, the "Pledgors"), and the pledgees signatory hereto and their respective endorsees, transferees and assigns (collectively, the "Pledgees").

         W I T N E S S E T H:

         WHEREAS, pursuant to a Securities Purchase Agreement, dated the date hereof, between Company and certain of the Pledgees (the "Purchase Agreement"), Company has agreed to issue to certain of the Pledgees and certain of the Pledgees have agreed to purchase from Company certain of Company's 8% Callable Secured Convertible Notes, due two years from the date of issue (the "Notes"), which are convertible into shares of Company's Common Stock, par value $.01 per share (the "Common Stock"). In connection therewith, Company shall issue certain of the Pledgees certain Common Stock purchase warrants (the "Warrants"); and

         WHEREAS, pursuant to the terms of a securities purchase agreement dated August 31, 2004 (the "August Purchase Agreement" and collectively with the Purchase Agreement, the "Securities Purchase Agreements"), Borrower sold convertible promissory notes to certain of the Pledgees (together with the Notes, the "Debt Securities," all as more particularly described in Exhibit A hereto).

         WHEREAS, as a material inducement to certain of the Pledgees to enter into the Purchase Agreement, and as a material inducement to certain of the Pledgees to have them agree to terminate the Lock-Up Agreement that was executed in connection with the August Purchase Agreement, the Pledgees have required and the Pledgors have agreed (i) to unconditionally guarantee the timely and full satisfaction of all obligations of the Company, whether matured or unmatured, now or hereafter existing or created and becoming due and payable (the "Obligations") to the Pledgees, their successors, endorsees, transferees or assigns under the Securities Purchase Agreements or other transaction documents referred to therein (collectively, the "Transaction Documents") to the extent of the Collateral (as defined in Section 5 hereof), and (ii) to grant to the Pledgees, their successors, endorsees, transferees or assigns a security interest in the number of shares of Common Stock currently owned by the Pledgors as set forth on Exhibit B hereto (collectively, the "Shares"), as collateral security for Obligations. Terms used and not defined herein shall have the meaning ascribed to them in the Purchase Agreement.

         WHEREAS, have agreed to set forth their respective rights and obligations with respect to the Collateral in an Agreement among Pledgees of even date herewith.

         NOW, THEREFORE, in consideration of the foregoing recitals, and the mutual covenants contained herein, the parties hereby agree as follows:

         1. Guaranty. To the extent of the Collateral, the Pledgors hereby absolutely, unconditionally and irrevocably guarantee to the Pledgees, their successors, endorsees, transferees and assigns the due and punctual performance and payment of the Obligations owing to the Pledgees, their successors, endorsees, transferees or assigns when due, all at the time and place and in the amount and manner prescribed in, and otherwise in accordance with, the Transaction Documents, regardless of any defense or set off counterclaim which the Company or any other person may have or assert, and regardless of whether or not the Pledgees or anyone on behalf of the Pledgees shall have instituted any suit, action or proceeding or exhausted its remedies or taken any steps to enforce any rights against the Company or any other person to compel any such performance or observance or to collect all or part of any such amount, either pursuant to the provisions of the Transaction Documents or at law or in equity, and regardless of any other condition or contingency. The Pledgors shall have no obligation whatsoever to the Pledgees beyond the Collateral pledged for the Obligations set forth herein.

         2. Waiver of Demand. The Pledgors hereby unconditionally: (i) waive any requirement that the Pledgees, in the event of a breach in any material respect by the Company of any of its representations or warranties in the Transaction Documents, first make demand upon, or seek to enforce remedies against, the Company or any other person before demanding payment of enforcement hereunder;
(ii) covenant that this Agreement will not be discharged except by complete performance of all the Obligations to the extent of the Collateral; (iii) agree that this Agreement shall remain in full force and effect without regard to, and shall not be affected or impaired, without limitation, by, any invalidity, irregularity or unenforceability in whole or in part of the Transaction Documents or any limitation on the liability of the Company thereunder, or any limitation on the method or terms of payment thereunder which may now or hereafter be caused or imposed in any manner whatsoever; and (iv) waive diligence, presentment and protest with respect to, and notice of default in the performance or payment of any Obligation by the Company under or in connection with the Transaction Documents.

         3. Release. The obligations, covenants, agreements and duties of the Pledgors hereunder shall not be released, affected or impaired by any assignment or transfer, in whole or in part, of the Transaction Documents or any Obligation, although made without notice to or the consent of the Pledgors, or any waiver by the Pledgees, or by any other person, of the performance or observance by the Company or the Pledgors of any of the agreements, covenants, terms or conditions contained in the Transaction Documents, or any indulgence in or the extension of the time or renewal thereof, or the modification or amendment (whether material or otherwise), or the voluntary or involuntary liquidation, sale or other disposition of all or any portion of the stock or assets of the Company or the Pledgors, or any receivership, insolvency, bankruptcy, reorganization, or other similar proceedings, affecting the Company or the Pledgors or any assets of the Company or the Pledgors, or the release of any proper from any security for any Obligation, or the impairment of any such property or security, or the release or discharge of the Company or the Pledgors from the performance or observance of any agreement, covenant, term or condition contained in or arising out of the Transaction Documents by operation of law, or the merger or consolidation of the Company, or any other cause, whether similar or dissimilar to the foregoing.

         4. Subrogation.

         (a) Unless and until complete performance of all the Obligations to the extent of the Collateral, the Pledgors shall not be entitled to exercise any right of subrogation to any of the rights of the Pledgees against the Company or any collateral security or guaranty held by the Pledgees for the payment or performance of the Obligations, nor shall the Pledgors seek any reimbursement from the Company in respect of payments made by the Pledgors hereunder.

         (b) In the event that the Pledgors shall become obligated to perform or pay any sums hereunder, or in the event that for any reason the Company is now or shall hereafter become indebted to the Pledgors (other than for salary or business expenses), the amount of such sum shall at all times be subordinate as to lien, time of payment and in all other respects, to the amounts owing to the Pledgees under the Transaction Documents and the Pledgors shall not enforce or receive payment thereof until all Obligations due to the Pledgees under the Transaction Documents have been performed or paid. Nothing herein contained is intended or shall be construed to give to the Pledgors any right of subrogation in or under the Transaction Documents, or any right to participate in any way therein, or in any right, title or interest in the assets of the Pledgees.

         5. Security. As collateral security for the punctual payment and performance, when due, by the Company of all the Obligations, the Pledgors hereby pledge with, hypothecate, transfer and assign to the Pledgees all of the Shares and all proceeds, shares and other securities received, receivable or otherwise distributed in respect of or in exchange for the Shares, including, without limitation, any shares and other securities into which such Shares may be convertible or exchangeable (collectively, the "Additional Collateral" and together with the Shares, the "Collateral"). On or prior to the date of this Agreement, the Pledgors shall deliver to the Pledgees the certificate(s) representing the Shares, stamped with a bank medallion guarantee, along with a stock transfer power duly executed in blank by the Pledgors, to be held by the Pledgees or their agent as security. Any Collateral received by the Pledgors on or after the date hereof shall be immediately delivered to the Pledgees together with any executed stock powers or other transfer documents requested by the Pledgees, which request may be made at any time prior to the date when the Obligations shall have been paid and otherwise satisfied in full.

         6. Voting Power, Dividends, Etc. and other Agreements.

         (a) Unless and until an Event of Default (as set forth in Section 7 hereof) has occurred, the Pledgors shall be entitled to:

         (i) Exercise all voting and/or consensual powers pertaining to the Collateral, or any part thereof, for all purposes;

         (ii) Receive and retain dividends paid with respect to the Collateral; and

         (iii) Receive the benefits of any income tax deductions available to the Pledgors as shareholders of the Company.

         (b) The Pledgors agree that they will not sell, assign, transfer, pledge, hypothecate, encumber or otherwise dispose of the Collateral.

         (c) The Pledgors and the Company jointly and severally agree to pay all costs including all reasonable attorneys' fees and disbursements incurred by the Pledgees in enforcing this Agreement in accordance with its terms.

         7. Default and Remedies.

         (a) For the purposes of this Agreement, "Event of Default" shall mean:

         (i) default in or under any of the Obligations after the expiration, without cure, of any applicable cure period;

         (ii) a breach in any material respect by the Company of any of its representations or warranties in the Transaction Documents; or

         (iii) a breach in any material respect by the Pledgors of any of their representations or warranties in this Agreement.

         (b) the Pledgees shall have the following rights upon any Event of
Default:

         (i) the rights and remedies provided by the Uniform Commercial Code as adopted by the State of New York (the "UCC") (as said law may at any time be amended);

         (ii) the right to receive and retain all dividends, payments and other distributions of any kind upon any or all of the Collateral;

         (iii) the right to cause any or all of the Collateral to be transferred to its own name or to the name of its designee and have such transfer recorded in any place or places deemed appropriate by the Pledgees; and

         (iv) the right to sell, at a public or private sale, the Collateral or any part thereof for cash, upon credit or for future delivery, and at such price or prices in accordance with the UCC (as such law may be amended from time to time). Upon any such sale the Pledgees shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. The Pledgees shall give the Pledgors not less than ten (10) days' written notice of its intention to make any such sale. Any such sale, shall be held at such time or times during ordinary business hours and at such place or places as the Pledgees may fix in the notice of such sale. The Pledgees may adjourn or cancel any sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral upon terms calling for payments in the future, any Collateral so sold may be retained by the Pledgees until the selling price is paid by the purchaser thereof, but the Pledgees shall incur no liability in the case of the failure of such purchaser to take up and pay for the Collateral so sold and, in the case of such failure, such Collateral may again be sold upon like notice. The Pledgees, however, instead of exercising the power of sale herein conferred upon them, may proceed by a suit or suits at law or in equity to foreclose the security interest and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction, the Pledgors having been given due notice of all such action. The Pledgees shall incur no liability as a result of a sale of the Collateral or any part thereof. All proceeds of any such sale, after deducting the reasonable expenses and reasonable attorneys' fees incurred in connection with such sale, shall be applied in reduction of the Obligations, and the remainder, if any, shall be paid to the Pledgors.

         8. Application of Proceeds; Release. The proceeds of any sale or enforcement of or against all or any part of the Collateral, and any other cash or collateral at the time held by the Pledgees hereunder, shall be applied by the Pledgees first to the payment of the reasonable costs of any such sale or enforcement, then to reimburse the Pledgees for any damages, costs or expenses incurred by the Pledgees as a result of an Event of Default, then to the payment of the principal amount or stated valued (as applicable) of, and interest or dividends (as applicable) and any other payments due in respect of, the Obligations. The remainder, if any, shall be paid to the Pledgors. As used in this Agreement, "proceeds" shall mean cash, securities and other property realized in respect of, and distributions in kind of, the Collateral, including any thereof received under any reorganization, liquidation or adjustment of debt of any issuer of securities included in the Collateral.

         9. Representations and Warranties.

         (a) The Pledgors hereby represent and warrant to the Pledgees that:

         (i) the Pledgors have full power and authority and legal right to pledge the Collateral to the Pledgees pursuant to this Agreement and this Agreement constitutes a legal, valid and binding obligation of the Pledgors, enforceable in accordance with its terms.

         (ii) the execution, delivery and performance of this Agreement and other instruments contemplated herein will not violate any provision of any order or decree of any court or governmental instrumentality or of any mortgage, indenture, contract or other agreement to which the Pledgors are parties or by which the Pledgors and the Collateral may be bound, and will not result in the creation or imposition of any lien, charge or encumbrance on, or security interest in, any of the Pledgors' properties pursuant to the provisions of such mortgage, indenture, contract or other agreement.

         (iii) the Pledgors are the sole record and beneficial owner of all of the Shares; and

         (iv) the Pledgors own the Collateral free and clear of all Liens.

         (b) The Company represents and warrants to the Pledgees that:

         (i) it has no knowledge that any of the representations or warranties of the Pledgors herein are incorrect or false in any material respect;

         (ii) all of the Shares were validly issued, fully paid and non assessable; and

         (iii) the Pledgors are the record holder of the Shares.

         10. No Waiver; No Election of Remedies. No failure on the part of the Pledgees to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Pledgees of any right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law. In addition, the exercise of any right or remedy of the Pledgees at law or equity or under this Agreement or any of the documents shall not be deemed to be an election of Pledgee's rights or remedies under such documents or at law or equity.

         11. Termination. This Agreement shall terminate on the date on which all Debt Securities have been repaid, either at maturity or otherwise, or converted.

         12. Further Assurances. The parties hereto agree that, from time to time upon the written request of any party hereto, they will execute and deliver such further documents and do such other acts and things as such party may reasonably request in order fully to effect the purposes of this Agreement. The Pledgees acknowledge that they are aware that the Pledgors shall have no obligations whatsoever to the Pledgees beyond the Collateral pledged for the Obligations set forth herein, and no request for further assurance may or shall increase such Obligations.

         13. Miscellaneous.

         (a) Modification. This Agreement contains the entire understanding between the parties with respect to the subject matter hereof and specifically incorporates all prior oral and written agreements relating to the subject matter hereof. No portion or provision of this Agreement may be changed, modified, amended, waived, supplemented, discharged, canceled or terminated orally or by any course of dealing, or in any manner other than by an agreement in writing, signed by the party to be charged.

         (b) Notice. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time) on a Business Day (as defined in the Purchase Agreement), (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier services, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

         If to the Company:
         Systems Evolution Inc.
         10777 Westheimer Road
         Suite 810
         Houston, Texas 77042
         Attention:  Chief Executive Officer

         Telephone:  713-979-1600
         Facsimile:  713-979-1636

         With copies to:
         Jackson & Campbell
         1120 Twentieth Street, N.W.
         South Tower
         Washington, DC  20036-3437
         Attention:  Michael Paige

         Telephone:  202-457-1600
         Facsimile:  202-457-1678

         If to the Pledgors:
         Robert C. Rhodes
         Richard N. Hartman
         Willie A. Jackson, Jr.
         Patrick L. Anderson
         c/o Systems Evolution Inc.
         10777 Westheimer Road
         Suite 810
         Houston, Texas 77042

         Telephone:  713-979-1600
         Facsimile:  713-979-1636

         If to the Pledgees:  At the address set forth on Schedule A hereto

         With copies to:   Ballard Spahr Andrews & Ingersoll, LLP
         1735 Market Street, 51st Fl.
         Philadelphia, PA  19103

         Facsimile:  215-864-8999
         Attn:  Gerald J. Guarcini, Esquire

         (c) Invalidity. If any part of this Agreement is contrary to, prohibited by, or deemed invalid under applicable laws or regulations, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.

         (d) Benefit of Agreement. This Agreement shall be binding upon and inure to the parties hereto and their respective successors and assigns.

         (e) Mutual Agreement. This Agreement embodies the arm's length negotiation and mutual agreement between the parties hereto and shall not be construed against either party as having been drafted by it.

         (f) New York Law to Govern. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New

York without regard to the principals of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and Federal courts sitting in the city of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court or that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

         (g) Independent Nature of Pledgees

         (i) The Company acknowledges that the obligations of the Pledgees under this Agreement, and any other document entered into in connection with this Agreement and the transactions contemplated hereby and thereby (the "Pledge Documents") are several and not joint, and no Pledgee shall be responsible in any way for the performance of the obligations of any other Pledgee under the Pledge Documents. This Agreement has been entered into by each Pledgee independently of any other Pledgee and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of the Subsidiaries which may have made or given by any other Pledgee or by any agent or employee of any other Pledgee and, as between the Pledgees, no Pledgee or any of its agents or employees shall have any liability to any other Pledgee relating to or arising from any such information, materials, statements or opinions. The Company further acknowledges that nothing contained in the Pledge Documents, and no action taken by the Pledgees pursuant hereto or thereto, shall be deemed to constitute the Pledgees as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Pledgees are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby. Each of the Pledgees shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Pledge Documents, and it shall not be necessary for any Pledgee to be joined as an additional party in any proceeding for such purpose.

         (ii) The Pledgees have been represented by their own respective separate legal counsel in their review and negotiation of the Pledge Documents. For reasons of administrative convenience only, at the request of the Company, the Pledgees and their respective counsel have chosen to communicate with the Company through Ballard Spahr Andrews & Ingersoll, LLP, counsel to one of the Pledgees. Such counsel does not represent any of the other Pledgees and each other Pledgee has retained its own legal counsel in connection with the negotiation and review of the Pledge Documents. Also for reasons of administrative convenience only, the Company has elected to provide the Pledgees with the Pledge Documents for the convenience of the Company and not because it was required or requested to do so by the Pledgees. The Company acknowledges that such procedure with respect to the Pledge Documents in no way creates a presumption that the Pledgees are in any way acting in concert or as a group with respect to the Pledge Documents or the transactions contemplated hereby or thereby.


         [Signature Pages Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Guaranty and Pledge Agreement to be duly executed by their respective authorized persons as of the date first indicated above.


         SYSTEMS EVOLUTION INC.


         By: /s/ Robert Rhodes
         Robert C. Rhodes
         Chief Executive Officer

         Pledgees:

         AJW PARTNERS, LLC
         By: SMS Group, LLC


         By: /s/ Corey Ribotsky
         Corey S. Ribotsky
         Manager


         AJW OFFSHORE, LTD
         By: First Street Manager II, LLC


         By: /s/ Corey Ribotsky
         Corey S. Ribotsky
         Manager


         AJW QUALIFIED PARTNERS, LLC
         By:  AJW Manager, LLC


         By: /s/ Corey Ribotsky
         Corey S. Ribotsky
         Manager

         NEW MILLENNIUM CAPITAL PARTNERS II, LLC
         By:  First Street Manager II, LLC


         By: /s/ Corey Ribotsky
         Corey S. Ribotsky
         Manager

         [Signatures Continued on Following Page]

         ALPHA CAPITAL AG

         /s/ Konrad Ackerman
         ---------------------------------------
         By: Konrad Ackerman
         Title: Director

         BASSO EQUITY OPPORTUNITY HOLDING FUND LTD.

         /s/ Howard I. Fischer
         ---------------------------------------
         By: Howard I. Fischer
         Title: Authorized Signatory

         BASSO HOLDINGS LTD.

         /s/ Howard I. Fischer
         ---------------------------------------
         By:   Howard I. Fischer
         Title: Authorized Signatory

         BASSO MULTI-STRATEGY HOLDING FUND LTD.

         /s/ Howard I. Fischer
         ---------------------------------------
         By:      Howard I. Fischer
         Title: Authorized Signatory

         DOUBLE M MASTER FUND LP

         /s/ Less Elliott & Arlene De Castro
         ---------------------------------------
         By: Navigator Management Ltd.
         Title: (Authorized Signatory)


         [Signatures Continued on Following Page]

         ENABLE GROWTH PARTNERS

         /s/ Mitch Levine
         ---------------------------------------
         By: Mitch Levine
         Title: Managing Partner

         GREENWICH GROWTH FUND LIMITED

         /s/ Don Dustin
         ---------------------------------------
         By: Don Dustin
         Title:  Director

         PLATINUM PARTNERS VALUE ARBITRAGE FUND LP

         /s/ Mark Nordlichel
         ---------------------------------------
         By: Mark Nordlichel
         Title: MM / GP

         SRG CAPITAL LLC

         /s/ Andrew J. Tyrchin
         ---------------------------------------
         By: Andrew J. Tyrchin
         Title: Chief Financial Officer

         STONESTREET LP

         /s/ E.A. Leonard
         ---------------------------------------
         By: E.A. Leonard
         Title: Chief Financial Officer

         TRUK INTERNATIONAL FUND, LP

         /s/ Atoll Asset Management LLC
         ---------------------------------------
         By: Stephen E. Saltzstein
         Title: Principal


         [Signatures Continued on Following Page]

         TRUK OPPORTUNITY FUND, LLC

         /s/ Atoll Asset Management
         ---------------------------------------
         By: Stephen E. Saltzstein
         Title: Principal

         WHALEHAVEN CAPITAL LP

         /s/ Arthur Jones
         ---------------------------------------
         By: Arthur Jones
         Title: Director

         WHALEHAVEN FUND LIMITED

         /s/ Arthur Jones
         ---------------------------------------
         By: Arthur Jones
         Title: Director



         Pledgors:



         /s/ Robert C. Rhodes
         Robert C. Rhodes


         /s/ Richard N. Hartman
         Richard N. Hartmann


         /s/ Willie A. Jackson
         Willie A. Jackson, Jr.


         /s/ Patrick L. Anderson
         Patrick L. Anderson

         EXHIBIT A
         Schedule of Pledgees
         Name     Principal Amount of Debt Securities

         AJW PARTNERS, LLC
         1044 Northern Boulevard
         Suite 302
         Roslyn, New York  11576
         Attn:  Corey Ribotsky

         NEW MILLENNIUM CAPITAL PARTNERS II, LLC
         1044 Northern Boulevard
         Suite 302
         Roslyn, New York  11576
         Attn:  Corey Ribotsky

         AJW OFFSHORE, LTD.
         1044 Northern Boulevard
         Suite 302
         Roslyn, New York  11576
         Attn:  Corey Ribotsky

         AJW QUALIFIED PARTNERS, LLC
         1044 Northern Boulevard
         Suite 302
         Roslyn, New York  11576
         Attn:  Corey Ribotsky

         ALPHA CAPITAL AG
         L.H. Financial,
         160 Central Park South
         Suite 2701
         New York, NY 10019
         Attn:  Konrad Ackerman
                                                                        $200,000

         BASSO EQUITY OPPORTUNITY HOLDING FUND LTD.
         Basso Capital Management
         1266 East Main Street
         Stamford, CT  06902
         Attn:    Marc Seidenberg
                  Howard Fischer
                                                                         $50,000

         Name                                Principal Amount of Debt Securities

         BASSO HOLDINGS LTD.
         Basso Capital Management
         1266 East Main Street
         Stamford, CT  06902
         Attn:    Marc Seidenberg
                  Howard Fischer
                                                                         $50,000

         BASSO MULTI-STRATEGY HOLDING FUND LTD.
         Basso Capital Management
         1266 East Main Street
         Stamford, CT  06902
         Attn:    Marc Seidenberg
                  Howard Fischer
                                                                         $50,000

         DOUBLE M MASTER FUND LP
         4424 16th Avenue
         Brooklyn, NY  11202
         Attn:    Les Elliot
                                                                        $100,000

         ENABLE GROWTH PARTNERS
         One Ferry Building
         Suite 255
         San Francisco, CA  94111
         Attn:  Mitch Levine
                                                                        $200,000

         GREENWICH GROWTH FUND LIMITED
         Canaccord Capital Corporation
         Suite 1300
         320 Bay Street
         Toronto, ON M5H 4A6
         Attn:  Evan Schemenauer
                                                                        $100,000

         PLATINUM PARTNERS VALUE ARBITRAGE FUND LP
         152 West 57th Street
         54th Floor
         New York, NY 10271
         Attn: Harry Adler
                                                                        $150,000

         SRG CAPITAL LLC
         120 Broadway
         40th Floor
         New York, NY  10271
         Attn:  Yoav Roth
                                                                        $200,000

         Name                                Principal Amount of Debt Securities

         STONESTREET LP
         Canaccord Capital Corporation
         Suite 1300
         320 Bay Street
         Toronto, ON M5H 4A6
         Attn:  Tricia Webb
                                                                        $400,000

         TRUK INTERNATIONAL FUND, LP
         45 Rockefeller Plaza
         Suite 2000
         New York, NY  10111
         Attn:  Michael E. Fein
                                                                          $8,750

         TRUK OPPORTUNITY FUND LLC
         45 Rockefeller Plaza
         Suite 2000
         New York, NY  10111
         Attn:  Michael E. Fein
                                                                        $116,250

         WHALEHAVEN CAPITAL LP
         Desjardins Securities
         Suite 2750
         145 King Street W.
         Toronto, Ontario M5H 1J8
         Canada
         Attn:  Evan Schemenauer
                                                                        $100,000

         WHALEHAVEN FUND LIMITED
         Desjardins Securities
         Suite 2750
         145 King Street W.
         Toronto, Ontario M5H 1J8
         Canada
         Attn:  Evan Schemenauer
                                                                        $100,000

         EXHIBIT B
         Pledgors


         Name                               No. of Shares       Date Acquired

         Robert C. Rhodes                   27,780,000 (1)

         Richard N. Hartmann                1,000,000 (2)

         Willie A. Jackson, Jr.             100,000 (3)

         Patrick L. Anderson                6,463,094


         (1) Plus 5,000,000 options.
         (2) Plus 6,500,000 options.
         (3) Plus 1,900,000 options.